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                                                                   EXHIBIT 25(A)

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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
   / /         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(B)(2)
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                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

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
                  NEW YORK                                      13-4994650
  (State of incorporation if not a national        (I.R.S. employer identification No.)
                    Bank)

               270 PARK AVENUE                                     10017
             NEW YORK, NEW YORK                                 (Zip Code)
  (Address of principal executive offices)
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                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

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                  INTERNATIONAL BUSINESS MACHINES CORPORATION

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
                  NEW YORK                                      13-0871985
        (State of other jurisdiction               (I.R.S. employer identification No.)
      of incorporation or organization)

              ARMONK, NEW YORK                                     10504
  (Address of principal executive offices)                      (Zip Code)
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                                DEBT SECURITIES
                      (Title of the indenture securities)

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                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

       New York State Banking Department, State House, Albany, New York 12110.

       Board of Governors of the Federal Reserve System, Washington, D.C., 20551

       Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C., 20429.

    (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

    If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

    None.

ITEM 16.  LIST OF EXHIBITS

    List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connections with Registration Statement
No. 333-76894, which is incorporated by reference.)

    2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

    3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

    4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

    5.  Not applicable.

    6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement
No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    8.  Not applicable.

    9.  Not applicable.

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                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 10th day of January, 2003.

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
                                                       JPMORGAN CHASE BANK

                                                       By:  /s/ CAROL NG
                                                            -----------------------------------------
                                                            Carol Ng
                                                            Vice President
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                                                           EXHIBIT 7 TO FORM T-1

                                BANK CALL NOTICE
                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                                JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,
                at the close of business September 30, 2002, in
        accordance with a call made by the Federal Reserve Bank of this
        District pursuant to the provisions of the Federal Reserve Act.

                                                                         DOLLAR AMOUNTS
                                                                          IN MILLIONS
                                                                         --------------
                                ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........                $ 17,141
  Interest-bearing balances.................................                  13,564
Securities:
Held to maturity securities.................................                     408
Available for sale securities...............................                  74,344
Federal funds sold and securities purchased under agreements to resell.................................................
  Federal funds sold in domestic offices....................                   7,094
  Securities purchased under agreements to resell...........                  72,512
Loans and lease financing receivables:
  Loans and leases held for sale............................                  17,153
  Loans and leases, net of unearned income..................  $161,915
  Less: Allowance for loan and lease losses.................     3,458
  Loans and leases, net of unearned income and allowance....                 158,457
Trading Assets..............................................                 186,290
Premises and fixed assets (including capitalized leases)....                   6,177
Other real estate owned.....................................                      57
Investments in unconsolidated subsidiaries and associated
  companies.................................................                     326
Customers' liability to this bank on acceptances
  outstanding...............................................                     281
Intangible assets
  Goodwill..................................................                   2,168
  Other Intangible assets...................................                   3,696
Other assets................................................                  45,403
TOTAL ASSETS................................................                $605,071
                                                                            ========
                             LIABILITIES
Deposits
  In domestic offices.......................................                $167,400
  Noninterest-bearing.......................................  $ 66,691
  Interest-bearing..........................................   100,709
  In foreign offices, Edge and Agreement subsidiaries and
    IBF's...................................................                 118,273
  Noninterest-bearing.......................................  $  8,445
  Interest-bearing..........................................   109,828
Federal funds purchased and securities sold under
  agree-ments to repurchase:
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
                                                                         DOLLAR AMOUNTS
                                                                          IN MILLIONS
                                                                         --------------
  Federal funds purchased in domestic offices...............                   6,317
  Securities sold under agreements to repurchase............                 105,558
Trading liabilities.........................................                 126,199
Other borrowed money (includes mortgage indebtedness and
  obligations under capitalized leases).....................                  11,025
Bank's liability on acceptances executed and outstanding....                     304
Subordinated notes and debentures...........................                   7,895
Other liabilities...........................................                  25,977
TOTAL LIABILITIES...........................................                 568,948
Minority Interest in consolidated subsidiaries..............                      91

                            EQUITY CAPITAL
Perpetual preferred stock and related surplus...............                       0
Common stock................................................                   1,785
Surplus (exclude all surplus related to preferred stock)....                  16,304
Retained earnings...........................................                  16,560
Accumulated other comprehensive income......................                   1,383
Other equity capital components.............................                       0
TOTAL EQUITY CAPITAL........................................                  36,032
                                                                            --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL....                $605,071
                                                                            ========
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

                                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

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
                                               WILLIAM B. HARRISON, JR.    )
                                               HANS W. BECHERER            )  DIRECTORS
                                               LAWRENCE A. BOSSIDY         )
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